UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

BREEZE HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929
Irving, TX 75039

(Address of principal executive offices)

(888) 273-9001

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BRZH	OTCQX tier of the OTC Markets Group Inc.
Rights exchangeable into one-twentieth of one share of common stock	BRZHR	OTCQX tier of the OTC Markets Group Inc.
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BRZHW	OTCQX tier of the OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Breeze Holdings Acquisition Corp. (the “Company”) is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company on March 19, 2025 (the “Original Filing”). Except as specifically set forth herein, this amendment does not modify or update any other disclosures in the Original Filing and should be read in conjunction with the Original Filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 17, 2025, the Company received a notice from OTCQX Market stating that the Company is not in compliance with Section 2 of the Requirements for Continued Qualification of the OTCQX Rules for U.S. Companies (the “OTCQX Rules”). Specifically, the notice referenced a deficiency with respect to the Company’s rights and warrants, trading under the tickers “BRZHR” and “BRZHW” respectively, under Section 1.1(A) of the OTCQX Eligibility Criteria, which requires compliance with certain penny stock exemption requirements. The Original Filing incorrectly referenced the Company’s common stock and warrants, trading under the tickers “BRZH” and “BRZHW” respectively, as the subject of the deficiency notice. This amendment corrects that error by confirming that the deficiency notice pertained only to the Company’s rights and warrants and not the Company’s common stock. The Company has 90 days from the date of the notice, or until June 13, 2025, to cure the deficiency. The Company is currently pursuing a business combination with YD Biopharma Limited that it expects to close prior to June 13, 2025. As a condition to that business combination, unless otherwise waived, the combined company is required to be listed on the NASDAQ Capital Markets as of the closing date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey
	Title:	Chief Executive Officer and Chief Financial Officer

Dated: March 21, 2025